                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





               Date of Report (Date of earliest event reported):
                                 July 31, 1997


                           WYNDHAM HOTEL CORPORATION
             (Exact name of Registrant as Specified in its Charter)



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
                  DELAWARE                            1-11723                        75-263-6072
        (State of Other Jurisdiction             (Commission File         (IRS Employer Identification No.)
              of Incorporation)                       Number)

        2001 BRYAN STREET, SUITE 2300                                                   75201
                DALLAS, TEXAS                                                        (Zip Code)
  (Address of Principal Executive Offices)
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                                 (214) 863-1000
              (Registrant's telephone number, including area code)


                                      N/A
              (Former name, former address and former fiscal year,
                          if change since last report)



                 Index to Exhibits appears on page 5 herein.
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 1997, Wyndham Hotel Corporation ("Wyndham") acquired through merger Kansas City-based ClubHouse Hotels, Inc. ("ClubHouse"), a privately held hospitality company with a portfolio of 17 hotels operating in the mid- scale segment of the lodging industry. Of the hotels comprising ClubHouse's portfolio, Wyndham acquired through the merger or in related acquisition transactions ownership of 13 ClubHouse hotels and partial ownership of 3 ClubHouse hotels. Wyndham also acquired through the merger ownership of the "ClubHouse" brand name, as well as the license rights with respect to one franchised ClubHouse hotel. Wyndham plans to continue to operate all such hotels, but will remodel 7 of the hotels and convert them to Wyndham-brand hotels. The principal stockholders of ClubHouse were David H. Aull and Roland
W. Samples, each of whom entered into a non-competition and non-disclosure agreement with Wyndham and Clubhouse providing for consideration to be paid to each of such individuals in the amount of $500,000.

         The terms of the merger and related transactions were reached following arms-length negotiations among the parties involved. The total consideration paid by Wyndham in connection with the merger and related transactions included (1) the issuance of 1,599,448 shares of common stock of Wyndham pursuant to the merger (with the total number of shares issuable subject to a working capital adjustment to be made in the future), (2) the assumption of approximately $23.5 million of debt and (3) the payment of approximately $55.6 million in cash. The funds necessary to pay cash were borrowed under Wyndham's revolving credit facility with Bankers Trust Company, as agent for a group of financial institutions.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)(b) It is at this time impracticable to provide the financial statements of the acquired company or pro forma financial statements. These financial statements will be furnished within 60 calendar days.

         (c)     The following exhibits are filed as part of this Report:

                 Exhibit
                 Number                            Description
                 -------                           -----------

                 2.1 Agreement and Plan of Merger dated as of July 21, 1997 by and among ClubHouse Hotels, Inc., Wyndham Hotel Corporation, WHC Acquisition Corporation, David
                          H. Aull and Roland W. Samples, together with all exhibits attached thereto. Also attached is a letter agreement dated July 30, 1997 and a letter agreement dated July 31, 1997, each of which amend the terms of the Agreement and Plan of Merger in certain respects. The schedules attached to and identified in the Agreement and Plan of Merger are omitted in reliance upon Item 601 of Regulation S-K. The Company agrees to furnish supplementally a copy of any such omitted schedules to the Commission upon request.

                 2.2 Warrant Conversion Agreement dated as of July 31, 1997 by and among ClubHouse Hotels, Inc., ClubHouse Inns of America, Inc., ClubHouse Properties, Inc., Wyndham Hotel Corporation, WHC Acquisition Corporation and K.D.F.

                 2.3 Non-Competition and Non-Disclosure Agreement dated as of July 31, 1997 by and among David H. Aull, Wyndham Hotel Corporation and ClubHouse Hotels, Inc.

                 2.4 Non-Competition and Non-Disclosure Agreement dated as of July 31, 1997 by and among Roland W. Samples, Wyndham Hotel Corporation and ClubHouse Hotels, Inc.

                 2.5 Hotel Purchase Agreement dated as of July 28, 1997 by and among Wyndham Hotel Corporation, Valdosta C.I. Associates, L.P. and R.T. Land Venture, Inc.

                 2.6 Hotel Purchase Agreement dated as of July 23, 1997 by and among Wyndham Hotel Corporation, C.I. Nashville, Inc. and K.D.F. The schedules attached to and identified in the Hotel Purchase Agreement are omitted in reliance upon Item 601 of Regulation S-K. The Company undertakes to furnish suppementally a copy of any such omitted schedules to the Commission upon request.





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                 2.7      Agreement for Assignment of Rights Under Purchase
                          Agreement (Atlanta C.I. Associates II, L.P.) dated as of July 21, 1997 by and between ClubHouse Hotels, Inc. and Wyndham Hotel Corporation (together with related Purchase Agreement dated July 1, 1997 by and between ClubHouse Hotels, Inc. and CPI Realty Partners). A schedule identifying a substantially identical document is attached and sets forth the material differences between such document and the document included as an exhibit to this filing.

                 2.8 Agreement for Assignment of Rights Under Purchase Agreement (Topeka C.I. Associates, L.P.) dated as of July 21, by and between ClubHouse Hotels, Inc. and Wyndham Hotel Corporation (together with related Purchase Agreement dated July 31, 1996 by and between Gyosei Co., Ltd and Clubhouse Enterprises, Inc.).
                          A schedule identifying certain other substantially identical documents is attached and sets forth the material differences between such other documents and the document included as an exhibit to this filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WYNDHAM HOTEL CORPORATION



                                        /s/ James D. Carreker
                                       ----------------------------------------
                                       James D. Carreker
                                       Chairman and Chief Executive
                                       Officer


Date:  August 15, 1997





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
                                 EXHIBIT INDEX


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
                 Exhibit
                 Number                            Description
                 -------                           -----------
                 2.1 Agreement and Plan of Merger dated as of July 21, 1997 by and among ClubHouse Hotels, Inc., Wyndham Hotel Corporation, WHC Acquisition Corporation, David
                          H. Aull and Roland W. Samples, together with all exhibits attached thereto. Also attached is a letter agreement dated July 30, 1997 and a letter agreement dated July 31, 1997, each of which amend the terms of the Agreement and Plan of Merger in certain respects. The schedules attached to and identified in the Agreement and Plan of Merger are omitted in reliance upon Item 601 of Regulation S-K. The Company agrees to furnish supplementally a copy of any such omitted schedules to the Commission upon request.

                 2.2 Warrant Conversion Agreement dated as of July 31, 1997 by and among ClubHouse Hotels, Inc., ClubHouse Inns of America, Inc., ClubHouse Properties, Inc., Wyndham Hotel Corporation, WHC Acquisition Corporation and K.D.F.

                 2.3 Non-Competition and Non-Disclosure Agreement dated as of July 31, 1997 by and among David H. Aull, Wyndham Hotel Corporation and ClubHouse Hotels, Inc.

                 2.4 Non-Competition and Non-Disclosure Agreement dated as of July 31, 1997 by and among Roland W. Samples, Wyndham Hotel Corporation and ClubHouse Hotels, Inc.

                 2.5 Hotel Purchase Agreement dated as of July 28, 1997 by and among Wyndham Hotel Corporation, Valdosta C.I. Associates, L.P. and R.T. Land Venture, Inc.

                 2.6 Hotel Purchase Agreement dated as of July 23, 1997 by and among Wyndham Hotel Corporation, C.I. Nashville, Inc. and K.D.F. The schedules attached to and identified in the Hotel Purchase Agreement are omitted in reliance upon Item 601 of Regulation S-K. The Company undertakes to furnish suppementally a copy of any such omitted schedules to the Commission upon request.

                 2.7 Agreement for Assignment of Rights Under Purchase Agreement (Atlanta C.I. Associates II, L.P.) dated as of July 21, 1997 by and between ClubHouse Hotels, Inc. and Wyndham Hotel Corporation (together with related Purchase Agreement dated July 1, 1997 by and between ClubHouse Hotels, Inc. and CPI Realty Partners). A schedule identifying a substantially identical document is attached and sets forth the material differences between such document and the document included as an exhibit to this filing.

                 2.8 Agreement for Assignment of Rights Under Purchase Agreement (Topeka C.I. Associates, L.P.) dated as of July 21, by and between ClubHouse Hotels, Inc. and Wyndham Hotel Corporation (together with related Purchase Agreement dated July 31, 1996 by and between Gyosei Co., Ltd and Clubhouse Enterprises, Inc.).
                          A schedule identifying certain other substantially identical documents is attached and sets forth the material differences between such other documents and the document included as an exhibit to this filing.
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